UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT                                                                                                November 5, 2007

(DATE OF EARLIEST EVENT REPORTED)                                                                                                                     November 1, 2007

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800

Houston, Texas  77046

(Address of principal executive office)

(866) 913-2122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On November 1, 2007, Boardwalk Pipeline Partners, LP, a Delaware limited partnership (the “Partnership”), announced that it had entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters named therein (the “Underwriters”) with respect to the issue and sale by the Partnership, and the purchase by the Underwriters, of 6,000,000 common units representing limited  partner interests  in  the Partnership.  On November 2, 2007, the Partnership and the Underwriters amended and restated the Underwriting Agreement to increase the number of common units being offered to 7,500,000 (Offered Units).  The Underwriters are offering the Offered Units at an initial offering price to the public of $30.90 per unit.  The Offered Units to be issued pursuant to the Underwriting Agreement are registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-141058).   The Partnership expects the Equity Offering to close on November 7, 2007.  A copy of the Amended and Restated Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

Item 7.01                      Regulation FD Disclosure.

On November 1, 2007, the Partnership issued a press release announcing the pricing of the offering of 6,000,000 common units.  On November 2, 2007, the Partnership issued a press release announcing the increase in the offering to 7,500,000 Offered Units.  The press releases are being furnished with this Current Report on Form 8-K as Exhibit  99.1 and Exhibit 99.2 and are incorporated by reference herein.  The information regarding the press releases provided in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Act”), as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
1.1
Amended and Restated Underwriting Agreement dated as of November 1, 2007, among Citigroup Global Markets Inc., Lehman Brothers Inc., and Morgan Stanley & Co. Incorporated, as joint underwriters, Boardwalk Pipeline Partners, LP.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Offered Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)
23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1)
99.1	Press Release issued November 1, 2007, announcing the pricing of a public offering of 6.0 million common units representing limited partner units.
99.2	Press Release issued November 2, 2007, announcing an increase to its previously disclosed 6.0 million public offering of common units to 7.5 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By:           Boardwalk GP LLC,
  its General Partner

By:           /s/ Jamie L. Buskill
Jamie L. Buskill
Chief Financial Officer

Dated: November 5, 2007

EXHIBIT INDEX

Exhibit
1.1
Amended and Restated Underwriting Agreement dated as of November 1, 2007, among Citigroup Global Markets Inc., Lehman Brothers Inc., and Morgan Stanley & Co. Incorporated, as joint underwriters, Boardwalk Pipeline Partners, LP.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Offered Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)
23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1)
99.1	Press Release issued November 1, 2007, announcing the pricing of a public offering of 6.0 million common units representing limited partner units.
99.2	Press Release issued November 2, 2007, announcing an increase to its previously disclosed 6.0 million public offering of common units to 7.5 million.